Supplemental Financial Information (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental Financial Information (Unaudited)[Abstract]
Quarterly Financial Information

Quarterly financial information for the years ended December 31, 2012 and 2011 is presented in the following tables:

	Three months ended
	March 31,	June 30,	September 30,	December 31,
Fiscal year 2012
Revenue	$6,149,052	$6,316,998	$6,696,126	$6,013,711
Loss from operations	(1,590,696)	(1,458,204)	(1,790,377)	(1,427,113)
Net loss	(2,679,888)	(756,543)	(213,936)	(1,269,748)
Net loss per share, basic	(0.06)	(0.02)	0.00	(0.03)
Net loss per share, diluted	(0.06)	(0.02)	0.00	(0.03)
Fiscal year 2011
Revenue	$6,337,722	$6,428,840	$5,260,057	$6,239,655
Loss from operations	(4,539,935)	(3,081,320)	(3,021,914)	(1,082,562)
Net (loss) income	(2,075,657)	(2,437,613)	(33,496)	749,193
Net (loss) income per share, basic	(0.04)	(0.05)	0.00	0.02
Net (loss) income per share, diluted	(0.04)	(0.05)	0.00	0.02